Exhibit 99.1

Press Release
FOR IMMEDIATE RELEASE
JLG Industries, Inc.
1 JLG Drive
McConnellsburg, PA 17233-9533
Telephone (717) 485-5161	Contact: Juna Rowland
Fax (717) 485-6417	Vice President — Corporate & Investor Relations
www.jlg.com	(240) 313-1816, ir@jlg.com
JLG’S FOURTH QUARTER SALES UP 34 PERCENT, EARNINGS UP 134 PERCENT
Fiscal 2005 Sales up 45 Percent and Earnings Grow 115 Percent
     McConnellsburg, PA, September 22, 2005 — JLG Industries, Inc. (NYSE: JLG) announced today record consolidated revenues for the fourth quarter ended July 31, 2005 of $570 million, 34 percent higher than year-ago revenues of $425 million. Sales increased 33 percent in the U.S. and 36 percent internationally, year-on-year. Net income was $35.7 million, or $0.69 per diluted share, compared with net income of $15.3 million, or $0.35 per diluted share, in the prior year. Adjusted to eliminate the favorable impact of expenses associated with the OmniQuip integration, earnings for the fourth quarter were $0.72 per diluted share, versus $0.42 per diluted share in the prior year, a 71 percent increase. Net unrecovered steel costs were an estimated $9 million before-tax for the current quarter, relatively consistent with the third quarter and significantly reduced compared to the $48 million reported in the first half. Estimated net unrecovered steel costs represent the difference between estimated increases in steel and related commodity costs against fiscal 2004 baselines, offset in part by increased pricing.
     “Reflecting strong customer demand in a robust market, our revenue grew significantly in each and every quarter of fiscal 2005. And, despite record quarterly shipments, our order book still increased to $631 million at year end, more than three times the $198 million at the end of 2004,” commented Bill Lasky, Chairman of the Board, President and Chief Executive Officer. “Operating efficiencies were enhanced by significant improvements in component availability from our supply chain. While the price of steel and other commodity inputs to our products remain high, with exception of energy prices, they have stabilized, and as a result of our pricing actions and design and process improvements we have recovered much of the increased costs. With the most recent increase in our surcharges, announced in May, going forward into fiscal year 2006 we expect to substantially recover these higher raw material costs.”
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JLG Industries, Inc. — page 2
     Adjusted to eliminate the favorable impact of a year-on-year reduction in acquisition integration expense, operating income improved to $61.9 million, or 10.9 percent of revenues, versus $36.9 million, or 8.7 percent of revenues, for the year-ago period. This represents an incremental operating margin of 17.3 percent an improvement of 340 basis points on a sequential basis and reflects the continued net unrecovered steel costs in the fourth quarter. On a GAAP basis, operating profit was $59.7 million, or 10.5 percent of revenues, versus $31.9 million, or 7.5 percent of revenues, in the prior-year fourth quarter.
Fiscal 2005 Results
     Consolidated revenues were $1.74 billion for the fiscal year ended July 31, 2005, a 45 percent increase from the prior year. Sales in the U.S. increased by 42 percent, while international sales grew 57 percent year over year. Net income was $57.2 million, or $1.20 per diluted share, compared with net income of $26.6 million, or $0.61 per diluted share, in the year-ago period. Adjusted to eliminate the impact of expenses associated with the OmniQuip integration and the early extinguishment of debt, full-year earnings were $1.36 per diluted share versus $0.84 per diluted share for the prior year, a 62 percent improvement.
     Reflecting the significantly increased cost of raw materials, especially steel, and the lag in customer price increases in the first half of the year, the operating profit margin, on a GAAP basis, was 6.9 percent versus 6.4 percent for the prior year. Before the impact of integration expenses, operating income increased to $127 million, or 7.3 percent of revenues, from $91.9 million, or 7.7 percent of revenues, in the year-ago period. Net unrecovered steel costs for the year were an estimated $65 million.
     Cash flow from operations was $142 million for the year compared to $14.7 million in fiscal 2004. Cash and cash equivalents at the end of the year were $224 million versus $38 million at the end of the prior year and net debt was reduced to $2 million from $270 million. The Company continued to improve key operating metrics, reducing trade receivable days sales outstanding to 57 days at year-end from 78 days last year, while improving inventory turns to 7.6 from 5.8.
     During the year, the Company repurchased a total of $15 million of its 8.25 percent Senior Notes due in 2008, ($3 million during the fourth quarter and the balance in the third quarter) together with the redemption of $61.25 million of its 8.375 percent Senior Subordinated Notes due 2012, as previously announced.
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JLG Industries, Inc. — page 3
Outlook
     “We delivered great results for fiscal 2005 in the face of sky-high raw material costs and significant supply chain challenges, and we are focused on building upon this success in the coming year,” stated Jim Woodward, Executive Vice President and Chief Financial Officer. “Commercial and non-residential construction and solid economic activity, the primary drivers of equipment demand, continue to be strong. Fleet age, rental rates and utilization of our type of equipment continue to drive demand as rental companies maintain their strong pace of equipment refreshment and expansion. While the macro-economic impacts of this season’s hurricanes are not yet known, we expect the short-term results to be similar to last year where equipment demand rose as a result of the clean-up and reconstruction activities following the Florida hurricanes.
     “In fiscal year 2006, we will be investing in several key initiatives including an aggressive expansion of our ServicePLUS™ operations, development of the next generation military ATLAS telehandlers, as well as other product development programs targeting specific market segments. We will also continue our expansion of channels to market with the Commercial Solutions Group. We have begun the negotiation process with State and local authorities concerning the potential re-opening of our Bedford, Pennsylvania facility, at the Sunnyside Road location, to accommodate the manufacturing and engineering operations for this new group as well as to increase our capacity. Many of these strategic investments will not show a corresponding short-term return in fiscal 2006 but are consistent with our five-year strategic plan to improve our quality of earnings.
     “Absent any major economic shocks, we anticipate stronger demand in fiscal 2006 with global sales projected to increase by 15 to 20 percent. The stabilization of steel and component costs combined with our customer pricing actions will greatly improve the quality of our earnings. Additionally, continued improvement of component availability is helping drive operating efficiency gains. Therefore, we are anticipating fiscal 2006 earnings per diluted share in the $2.15 to $2.25 range. We believe that we have the right products and services, and manufacturing flexibility to meet the strong demand and achieve our longer-term goals. During the year, we will continue to explore opportunities to put our excess cash to work to increase shareholder value.”
Dividend
     The Board of Directors of JLG Industries, Inc. today declared its regular, quarterly cash dividend of $.005 per common share. The dividend is payable on October 14, 2005 to shareholders of record September 30, 2005.
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JLG Industries, Inc. — page 4
Conference Call
     Management’s more detailed analysis of the Company’s results and financial condition will be provided during a conference call on Friday, September 23, 2005 at 9:00 a.m. Eastern Time. The call can be accessed via JLG’s website www.jlg.com, where it will be accompanied by a slide presentation, or by dialling (866) 314-9013. International participants should dial (617) 213-8053. Access code for both dial-in numbers is 34974534. Please dial into the conference call 10 minutes prior to the start. A replay of the conference call presentation will be available on the Company’s website.
About JLG
     JLG Industries, Inc. is the world’s leading producer of access equipment (aerial work platforms and telehandlers) and highway-speed telescopic hydraulic excavators. The Company’s diverse product portfolio encompasses leading brands such as JLG® aerial work platforms; JLG, SkyTrak®, Lull® and Gradall® telehandlers; Gradall excavators; and an array of complementary accessories that increase the versatility and efficiency of these products for end users. JLG markets its products and services through a multi-channel approach that includes a highly trained sales force, marketing, the Internet, integrated supply programs and a network of distributors. In addition, JLG offers world-class after-sales service and support for its customers in the industrial, commercial, institutional and construction markets. JLG’s manufacturing facilities are located in the United States, Belgium, and France with sales and service locations on six continents.
     This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could cause actual results to differ materially from those indicated by the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, the following: (i) general economic and market conditions, including political and economic uncertainty in areas of the world where we do business; (ii) varying and seasonal levels of demand for our products and services; (iii) limitations on customer access to credit for purchases; (iv) credit risks from our financing of customer purchases; (v) interest and foreign currency exchange rates; and (vi) costs of raw materials and energy, as well as other risks as detailed in the Company’s SEC reports, including the report on Form 10-Q for the quarter ended May 1, 2005.
     Adjustments to reported GAAP earnings, AFS operations as if accounted for under the equity method, as well as our disclosures of free cash flow, EBITDA and net debt are useful in analyzing operating performance, but should be used only in conjunction with financial performance reported in accordance with generally accepted accounting principles. For more information, visit www.jlg.com. NOTE: Information contained on our website is not incorporated by reference into this press release.
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JLG Industries, Inc. — Page 5
JLG INDUSTRIES, INC.
FINANCIAL DASHBOARD
(in thousands, except per share data and as otherwise identified)

	Fiscal Year		Quarter Ended			Fiscal Year		Quarter Ended			Fiscal Year
	Ended	July 31,	May 1,	January 30,	October 31,	Ended	July 31,	April 25,	January 25,	October 26,	Ended
	July 31, 2005	2005	2005	2005	2004	July 31, 2004	2004	2004	2004	2003	July 31, 2003
REVENUES AND PROFITABILITY
Revenues	$1,735,030	$569,579	$505,356	$353,434	$306,661	$1,193,962	$425,160	$318,687	$236,530	$213,585	$751,128
Gross profit margin	16.6%	19.3%	19.4%	15.3%	8.4%	18.9%	18.8%	20.0%	18.4%	17.9%	17.9%
EBITDA	154,185	71,103	53,786	27,111	2,185	105,660	38,363	30,336	19,769	17,192	62,949
Trailing twelve month EBITDA	154,185	154,185	121,445	97,995	90,653	105,660	105,660	86,678	71,220	68,885	62,949
Trailing twelve month EBITDA margin	8.9%	8.9%	7.6%	7.0%	7.0%	8.8%	8.8%	8.6%	8.0%	8.6%	8.4%
Operating income (loss)	120,261	59,722	51,267	17,607	(8,335)	75,906	31,879	23,598	10,663	9,766	36,321
Operating profit (loss) margin	6.9%	10.5%	10.1%	5.0%	-2.7%	6.4%	7.5%	7.4%	4.5%	4.6%	4.8%
Net income (loss) margin	3.3%	6.3%	4.5%	2.1%	-2.8%	2.2%	3.6%	2.7%	0.9%	0.2%	1.6%

Reported earnings (loss) per diluted share	$1.20	$.69	$.47	$.17	$(.20)	$.61	$.35	$.20	$.05	$.01	$.29

IMPACT OF SELECTED ITEMS ON: (1)
income (expense)
PRE-TAX INCOME
Integration expenses — OmniQuip (in both Cost of sales (COS), Selling & administrative and product development (SA&PD))	$(6,261)	$(2,131)	$(1,141)	$(1,093)	$(1,896)	$(15,975)	$(5,022)	$(2,907)	$(4,145)	$(3,901)	$—
Restructuring and repositioning charges (in both COS, Restructuring)	—	—	—	—	—	(119)	3	(1)	(58)	(63)	(4,040)
Net expenses on early extinguishment of debt	(6,493)	(217)	(6,276)	—	—	—	—	—	—	—	—
Currency effects (in Miscellaneous-net)	5,826	1,419	(961)	3,087	2,281	(2,309)	(1,171)	(1,938)	675	125	5,422
Bad debt charges (in SA&PD)	(6,977)	(2,533)	(1,364)	(1,948)	(1,132)	(11,560)	(3,819)	(2,376)	(4,273)	(1,092)	(7,024)
Inventory charges (in COS)	(4,423)	(1,244)	(1,279)	(308)	(1,592)	(4,519)	(1,374)	(196)	(1,622)	(1,327)	(4,463)
Early vesting incentives (in both COS, SA&PD)	(1,658)	—	(227)	(436)	(995)	(1,771)	—	(577)	(1,194)	—	—
Other Incentive pay (in both COS, SA&PD)	(22,194)	(14,810)	(7,384)	—	—	(16,923)	(12,065)	(4,858)	—	—	(2,605)
Restatement expenses (in SA&PD)	—	—	—	—	—	(1,264)	(206)	(1,058)	—	—	—
Estimated net unrecovered steel cost (in COS) (2)	(64,753)	(8,702)	(8,307)	(20,980)	(26,764)	(4,695)	(4,695)	—	—	—	—

NET INCOME
Integration expenses — OmniQuip (in both COS, SA&PD)	(3,846)	(1,325)	(687)	(692)	(1,191)	(10,160)	(3,194)	(1,860)	(2,591)	(2,504)	—
Restructuring and repositioning charges (in both COS, Restructuring)	—	—	—	—	—	(76)	2	(1)	(36)	(40)	(3,333)
Net expenses on early extinguishment of debt	(3,988)	(135)	(3,778)	—	—	—	—	—	—	—	—
Currency effects (in Miscellaneous-net)	3,578	882	(579)	1,954	1,432	(1,469)	(745)	(1,240)	422	80	4,473
Bad debt charges (in SA&PD)	(4,285)	(1,575)	(821)	(1,233)	(711)	(7,352)	(2,429)	(1,521)	(2,671)	(701)	(5,795)
Inventory charges (in COS)	(2,717)	(774)	(770)	(195)	(1,000)	(2,874)	(874)	(125)	(1,014)	(852)	(3,682)
Benefit from change in effective income tax rate	—	—	—	—	—	—	—	—	—	—	2,051
Early vesting incentives (in both COS, SA&PD)	(1,018)	—	(137)	(276)	(625)	(1,126)	—	(369)	(746)	—	—
Other Incentive pay (in both COS, SA&PD)	(13,632)	(9,209)	(4,445)	—	—	(10,763)	(7,673)	(3,109)	—	—	(2,149)
Restatement expenses (in SA&PD)	—	—	—	—	—	(804)	(131)	(677)	—	—	—
Estimated net unrecovered steel cost (in COS) (2)	(39,771)	(5,411)	(5,001)	(13,280)	(16,808)	(2,986)	(2,986)	—	—	—	—

EARNINGS PER SHARE
Integration expenses — OmniQuip (in both COS, SA&PD)	(0.08)	(0.03)	(0.01)	(0.02)	(0.03)	(0.23)	(0.07)	(0.04)	(0.06)	(0.06)	—
Restructuring and repositioning charges (in both COS, Restructuring)	—	—	—	—	—	—	—	—	—	—	(0.08)
Net expenses on early extinguishment of debt	(0.08)	—	(0.08)	—	—	—	—	—	—	—	—
Currency effects (in Miscellaneous-net)	0.07	0.02	(0.01)	0.04	0.03	(0.03)	(0.02)	(0.03)	0.01	—	0.10
Bad debt charges (in SA&PD)	(0.09)	(0.03)	(0.02)	(0.03)	(0.02)	(0.17)	(0.05)	(0.03)	(0.06)	(0.02)	(0.14)
Inventory charges (in COS)	(0.06)	(0.01)	(0.02)	—	(0.02)	(0.07)	(0.02)	—	(0.02)	(0.02)	(0.09)
Benefit from change in effective income tax rate	—	—	—	—	—	—	—	—	—	—	0.05
Early vesting incentives (in both COS, SA&PD)	(0.02)	—	—	(0.01)	(0.01)	(0.03)	—	(0.01)	(0.02)	—	—
Other Incentive pay (in both COS, SA&PD)	(0.29)	(0.18)	(0.09)	—	—	(0.24)	(0.17)	(0.07)	—	—	(0.05)
Restatement expenses (in SA&PD)	—	—	—	—	—	(0.02)	—	(0.02)	—	—	—
Estimated net unrecovered steel cost (in COS) (2)	(0.83)	(0.10)	(0.10)	(0.30)	(0.39)	(0.07)	(0.07)	—	—	—	—

BALANCE SHEET & LIQUIDITY MEASURES
Cash & cash equivalents	$223,597	$223,597	$97,531	$24,305	$66,498	$37,656	$37,656	$12,945	$18,125	$11,288	$132,809
Marketable securities	—	—	74,949	—	—	—	—	—	—	—	—
Trade accounts and finance receivables, net	419,866	419,866	377,190	354,350	333,316	400,597	400,597	413,000	365,745	331,682	302,021
Inventories	169,097	169,097	185,370	182,606	170,731	154,405	154,405	164,160	150,074	153,200	122,675
Total balance sheet debt	289,351	289,351	299,075	383,534	389,609	423,534	423,534	465,094	464,609	467,422	460,570
Limited recourse debt from finance receivables monetizations	63,658	63,658	70,586	77,601	85,733	121,794	121,794	135,453	150,283	153,541	164,940
Net debt (3)	2,096	2,096	59,248	286,092	242,381	269,553	269,553	323,186	303,408	310,498	171,103
Net debt (3) to total capitalization	0%	0%	12%	50%	47%	49%	49%	55%	55%	56%	41%
Maximum loss exposure under loss pool agreements related to both finance receivable monetizations and third-party financing	29,713	29,713	28,179	27,203	26,068	25,161	25,161	23,757	24,460	23,380	21,708
Equity	478,592	478,592	436,238	284,746	276,780	281,270	281,270	264,018	252,252	248,911	247,714
Working capital	489,187	489,187	451,660	340,786	328,671	340,552	340,552	353,696	336,107	321,950	382,763
Depreciation and amortization	28,899	7,365	7,488	6,958	7,088	25,681	5,070	7,359	6,766	6,486	19,937
Capital expenditures, net of retirements	13,435	8,282	490	2,010	2,653	11,978	3,597	2,094	2,858	3,429	10,324
Free cash flow (4)	267,457	57,152	226,844	(43,711)	27,172	(98,450)	53,633	(19,778)	7,090	(139,395)	27,781

FINANCIAL RATIOS
Days sales outstanding	57.1	57.1	55.4	83.7	92.0	78.4	78.4	106.0	115.4	106.0	102.7
Days payables outstanding	50.5	50.5	55.7	46.5	54.6	57.0	57.0	65.1	58.6	54.0	70.8
Inventory turnover (annualized)	7.6	7.6	6.9	6.4	5.9	5.8	5.8	5.1	4.6	3.8	3.4

(1)	Net of the quarter and annual effective tax rates. EPS is calculated by dividing the net income (loss) amounts by the respective diluted shares for each period. Individual quarterly net income (loss) per diluted share may not equal the fiscal year EPS due to changes in the number of common shares outstanding during the year. Repositioning charges are reported in COS.

(2)	Net unrecovered steel cost is an estimate based upon a baseline average of steel prices per ton for various types of steel in fiscal 2004 compared to the impact of steel prices incurred for various types of steel. These estimates include assumptions regarding the steel content of and sources of our products and their components. The steel price increases are netted against steel surcharges invoiced to our customers.

(3)	Net debt reflects total balance sheet debt plus off-balance sheet financing, less cash and limited recourse debt from finance receivables monetizations.

(4)	Free cash flow is defined as cash flow from operating activities, investing activities, payment of dividends, exercise of stock options, and the effect of exchange rate changes on cash less changes in accounts receivable securitization, limited recourse debt from finance receivables monetizations and off-balance sheet debt.

JLG Industries, Inc. — Page 6
JLG INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF INCOME
(in thousands, except per share data)
(Quarterly data is unaudited)

	Fiscal Year		Quarter Ended			Fiscal Year		Quarter Ended			Fiscal Year
	Ended	July 31,	May 1,	January 30,	October 31,	Ended	July 31,	April 25,	January 25,	October 26,	Ended
	July 31, 2005	2005	2005	2005	2004	July 31, 2004	2004	2004	2004	2003	July 31, 2003
Revenues
Net sales	$1,713,782	$563,805	$499,899	$347,947	$302,131	$1,170,186	$418,605	$312,650	$230,539	$208,392	$724,819
Financial products	11,915	2,826	3,373	3,056	2,660	15,203	4,172	3,913	3,442	3,676	19,184
Rentals	9,333	2,948	2,084	2,431	1,870	8,573	2,383	2,124	2,549	1,517	7,125

	1,735,030	569,579	505,356	353,434	306,661	1,193,962	425,160	318,687	236,530	213,585	751,128
Cost of sales	1,447,785	459,893	407,464	299,462	280,966	968,562	345,110	255,050	193,083	175,319	616,686

Gross profit	287,245	109,686	97,892	53,972	25,695	225,400	80,050	63,637	43,447	38,266	134,442
Gross profit margin	16.6%	19.3%	19.4%	15.3%	8.4%	18.9%	18.8%	20.0%	18.4%	17.9%	17.9%
Selling and administrative expenses	142,383	43,927	39,524	30,810	28,122	128,465	42,348	34,052	28,349	23,716	79,225
Selling & administrative %	8.2%	7.7%	7.8%	8.7%	9.2%	10.8%	10.0%	10.7%	12.0%	11.1%	10.5%
Product development expenses	24,601	6,037	7,101	5,555	5,908	21,002	5,807	5,987	4,435	4,773	16,142
Product development %	1.4%	1.1%	1.4%	1.6%	1.9%	1.8%	1.4%	1.9%	1.9%	2.2%	2.1%
Restructuring charges	—	—	—	—	—	27	16	—	—	11	2,754

Income (loss) from operations	120,261	59,722	51,267	17,607	(8,335)	75,906	31,879	23,598	10,663	9,766	36,321
Operating profit (loss) margin	6.9%	10.5%	10.1%	5.0%	-2.7%	6.4%	7.5%	7.4%	4.5%	4.6%	4.8%
Other income (deductions):
Interest expense	(32,198)	(6,326)	(8,554)	(8,322)	(8,996)	(38,098)	(9,274)	(9,400)	(9,548)	(9,876)	(27,985)
Miscellaneous, net	5,025	4,016	(4,969)	2,546	3,432	4,073	1,414	(621)	2,340	940	6,691

Income (loss) before taxes	93,088	57,412	37,744	11,831	(13,899)	41,881	24,019	13,577	3,455	830	15,027
Income tax provision (benefit)	35,915	21,716	15,022	4,347	(5,170)	15,232	8,748	4,890	1,297	297	2,635

Net income (loss)	$57,173	$35,696	$22,722	$7,484	$(8,729)	$26,649	$15,271	$8,687	$2,158	$533	$12,392
							-
Return on revenues	3.3%	6.3%	4.5%	2.1%	-2.8%	2.2%	3.6%	2.7%	0.9%	0.2%	1.6%

Earnings (loss) per common share	$1.23	$.71	$.48	$.17	$(.20)	$.62	$.36	$.20	$.05	$.01	$.29
							-

Earnings (loss) per common share — assuming dilution	$1.20	$.69	$.47	$.17	$(.20)	$.61	$.35	$.20	$.05	$.01	$.29
							-

Cash Dividends per share	$.020	$.005	$.005	$.005	$.005	$.020	$.005	$.005	$.005	$.005	$.020
							-

Average basic shares outstanding	46,529	50,361	47,091	43,798	43,277	42,860	42,955	42,836	42,791	42,656	42,601
							-

Average diluted shares outstanding	47,793	51,656	48,287	44,988	43,277	44,032	44,191	44,013	44,152	43,575	42,866
							-

JLG Industries, Inc. — Page 7
JLG INDUSTRIES, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
(in thousands, except per share data)
(Quarterly data is unaudited)

	July 31,	May 1,	January 30,	October 31,	July 31,	April 25,	January 25,	October 26,	July 31,
	2005	2005	2005	2004	2004	2004	2004	2003	2003
ASSETS
Current assets
Cash and cash equivalents	$223,597	$97,531	$24,305	$66,498	$37,656	$12,945	$18,125	$11,288	$132,809
Marketable securities	—	74,949	—	—	—	—	—	—	—
Trade accounts and finance receivables, net	419,866	377,190	354,350	333,316	400,597	413,000	365,745	331,682	302,021
Inventories	169,097	185,370	182,606	170,731	154,405	164,160	150,074	153,200	122,675
Other current assets	56,739	58,753	47,466	45,739	41,058	42,086	27,441	54,252	46,474

Total current assets	869,299	793,793	608,727	616,284	633,716	632,191	561,385	550,422	603,979
Property, plant and equipment, net	85,855	78,270	82,387	89,443	91,504	88,277	90,862	92,525	79,699
Equipment held for rental, net	22,570	27,220	23,163	26,842	21,190	18,687	22,903	18,236	19,651
Finance receivables, less current portion	30,354	31,836	36,992	39,002	33,747	28,797	22,882	30,484	31,156
Pledged finance receivables, less current portion	33,649	40,459	50,372	56,413	86,559	95,851	105,915	114,382	119,073
Goodwill	61,641	63,134	63,165	63,017	62,885	66,501	66,501	66,450	29,509
Intangible assets, net	32,086	33,465	33,848	34,590	35,240	32,979	33,709	34,448	—
Other assets	68,143	56,848	80,420	66,991	62,603	66,434	67,961	66,002	53,135

	$1,203,597	$1,125,025	$979,074	$992,582	$1,027,444	$1,029,717	$972,118	$972,949	$936,202

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Short-term debt and current portion of long-term debt	$1,496	$1,552	$3,744	$1,788	$1,729	$14,843	$1,758	$2,278	$1,472
Current portion of limited recourse debt from finance receivables monetizations	29,642	29,708	26,660	26,725	32,585	37,086	40,824	40,153	45,279
Accounts payable	200,323	194,588	139,742	150,600	139,990	123,984	92,762	68,197	83,408
Accrued expenses	148,651	116,285	97,795	108,500	118,860	102,582	89,934	117,844	91,057

Total current liabilities	380,112	342,133	267,941	287,613	293,164	278,495	225,278	228,472	221,216
Long-term debt, less current portion	224,197	226,937	302,189	302,088	300,011	314,798	312,568	311,603	294,158
Limited recourse debt from finance receivables monetizations, less current portion	34,016	40,878	50,941	59,008	89,209	98,367	109,459	113,388	119,661
Accrued post-retirement benefits	31,113	30,801	30,423	30,211	29,666	28,798	27,998	27,199	26,179
Other long-term liabilities	27,233	24,116	23,536	21,362	20,542	30,501	30,487	29,790	15,160
Provisions for contingencies	28,334	23,922	19,298	15,520	13,582	14,740	14,076	13,586	12,114
Shareholders’ equity
Capital stock:
Authorized shares: 100,000 at $.20 par value Issued shares: 51,645; fiscal 2004 - 43,903; fiscal 2003 - 43,367	10,329	10,195	8,940	8,907	8,781	8,732	8,712	8,683	8,673
Additional paid-in capital	180,696	163,974	37,087	35,111	29,571	25,883	24,725	23,789	23,597
Retained earnings	310,516	275,077	252,579	245,319	254,268	239,215	230,746	228,806	228,490
Unearned compensation	(7,397)	(2,642)	(3,433)	(4,019)	(5,333)	(2,856)	(3,796)	(5,145)	(5,428)
Accumulated other comprehensive loss	(15,552)	(10,366)	(10,427)	(8,538)	(6,017)	(6,956)	(8,135)	(7,222)	(7,618)

Total shareholders’ equity	478,592	436,238	284,746	276,780	281,270	264,018	252,252	248,911	247,714

	$1,203,597	$1,125,025	$979,074	$992,582	$1,027,444	$1,029,717	$972,118	$972,949	$936,202

JLG Industries, Inc. — Page 8
JLG INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOW
(in thousands)
(Quarterly data is unaudited)

	Fiscal Year		Quarter Ended			Fiscal Year		Quarter Ended			Fiscal Year
	Ended	July 31,	May 1,	January 30,	October 31,	Ended	July 31,	April 25,	January 25,	October 26,	Ended
	July 31, 2005	2005	2005	2005	2004	July 31, 2004	2004	2004	2004	2003	July 31, 2003
OPERATIONS
Net income (loss)	$57,173	$35,696	$22,722	$7,484	$(8,729)	$26,649	$15,271	$8,687	$2,158	$533	$12,392
Adjustments to reconcile net income (loss) to cash flow from operating activities:
(Gain) loss on sale of property, plant and equipment	948	828	(22)	(19)	161	319	52	214	(240)	293	266
(Gain) loss on sale of equipment held for rental	(11,711)	(3,791)	(1,286)	(5,334)	(1,300)	(12,451)	(12,568)	(1,247)	44	1,320	(6,794)
Non-cash charges and credits:
Depreciation and amortization	28,899	7,365	7,488	6,958	7,088	25,681	5,070	7,359	6,766	6,486	19,937
Other	6,986	(5,953)	6,225	3,965	2,749	17,006	(1,173)	5,977	8,548	3,654	7,869
Changes in selected working capital items:
Accounts receivable	(25,948)	(42,151)	(16,355)	(29,659)	62,217	(66,296)	18,059	(57,552)	(27,823)	1,020	(35,324)
Inventories	(15,268)	16,321	(3,463)	(11,758)	(16,368)	9,188	13,060	(14,053)	3,296	6,885	43,137
Accounts payable	60,423	5,868	54,834	(10,833)	10,554	33,207	11,982	31,428	24,751	(34,954)	(46,026)
Other operating assets and liabilities	30,623	38,335	7,188	(2,340)	(12,560)	13,506	21,266	(3,515)	(4,289)	44	(12,706)
Changes in finance receivables	1,877	1,459	1,944	6,970	(8,496)	(6,112)	(6,756)	(2,181)	1,770	1,055	40,487
Changes in pledged finance receivables	36	(190)	(248)	(917)	1,391	(14,866)	224	1,537	(1,175)	(15,452)	(114,271)
Changes in other assets and liabilities	8,374	495	21,946	(12,920)	(1,147)	(11,090)	(4,408)	(1,921)	(862)	(3,899)	(3,295)

Cash flow from operating activities	142,412	54,282	100,973	(48,403)	35,560	14,741	60,079	(25,267)	12,944	(33,015)	(94,328)

INVESTMENTS
Purchases of property, plant and equipment	(15,443)	(9,134)	(1,342)	(2,072)	(2,895)	(12,387)	(3,522)	(2,435)	(2,619)	(3,811)	(10,806)
Proceeds from sale of property, plant and equipment	1,060	24	874	81	81	90	(127)	127	1	89	216
Purchases of equipment held for rental	(31,249)	(5,590)	(6,719)	(8,851)	(10,089)	(26,689)	(10,246)	(4,491)	(9,743)	(2,209)	(16,342)
Proceeds from sale of equipment held for rental	35,065	11,775	3,103	16,037	4,150	33,269	20,563	8,008	3,557	1,141	19,063
Purchases of held-to-maturity securities	(224,987)	—	(224,987)	—	—	—	—	—	—	—	—
Maturities of held-to-maturity securities	224,987	74,949	150,038	—	—	—	—	—	—	—	—
Cash portion of acquisitions	(105)	—	—	(105)	—	(109,557)	(14,186)	—	—	(95,371)	—
Other	366	(35)	503	(56)	(46)	333	(27)	507	(101)	(46)	(689)

Cash flow from investing activities	(10,306)	71,989	(78,530)	5,034	(8,799)	(114,941)	(7,545)	1,716	(8,905)	(100,207)	(8,558)

FINANCING
Net issuance (repayment) of short-term debt	(6)	(58)	(1,961)	1,955	58	27	(13,115)	13,084	(536)	594	(13,497)
Issuance of long-term debt	156,018	(38)	26,002	45,038	85,016	351,999	181,999	71,000	77,000	22,000	404,283
Repayment of long-term debt	(232,666)	(3,060)	(99,374)	(45,140)	(85,092)	(362,506)	(196,202)	(67,099)	(77,119)	(22,086)	(279,647)
Issuance of limited recourse debt	—	—	—	—	—	13,979	—	—	3,108	10,871	117,383
Repayment of limited recourse debt	—	—	—	—	—	(253)	—	—	—	(253)	(118)
Payment of dividends	(925)	(257)	(224)	(224)	(220)	(871)	(219)	(218)	(218)	(216)	(859)
Net proceeds from issuance of common stock	119,421	(113)	119,534	—	—	—	—	—	—	—	—
Exercise of stock options	19,826	6,750	6,714	1,276	5,086	2,414	276	1,242	746	150	93

Cash flow from financing activities	61,668	3,224	50,691	2,905	4,848	4,789	(27,261)	18,009	2,981	11,060	227,638

CURRENCY ADJUSTMENTS
Effect of exchange rate changes on cash	(7,833)	(3,429)	92	(1,729)	(2,767)	258	(562)	362	(183)	641	1,852

CASH AND CASH EQUIVALENTS
Net change in cash and cash equivalents	185,941	126,066	73,226	(42,193)	28,842	(95,153)	24,711	(5,180)	6,837	(121,521)	126,604
Beginning balance	37,656	97,531	24,305	66,498	37,656	132,809	12,945	18,125	11,288	132,809	6,205

Ending balance	$223,597	$223,597	$97,531	$24,305	$66,498	$37,656	$37,656	$12,945	$18,125	$11,288	$132,809

JLG Industries, Inc. — Page 9
JLG INDUSTRIES, INC.
CONSOLIDATED SELECTED SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)
(Quarterly data is unaudited)

	Fiscal Year		Quarter Ended			Fiscal Year		Quarter Ended			Fiscal Year
	Ended	July 31,	May 1,	January 30,	October 31,	Ended	July 31,	April 25,	January 25,	October 26,	Ended
	July 31, 2005	2005	2005	2005	2004	July 31, 2004	2004	2004	2004	2003	July 31, 2003
SEGMENT INFORMATION REVENUES:
Machinery	$1,461,401	$490,054	$437,595	$281,220	$252,532	$973,610	$351,123	$261,263	$192,266	$168,958	$594,484
Equipment Services	259,878	75,145	64,313	69,070	51,350	204,454	69,559	53,258	40,822	40,815	136,737
Access Financial Solutions	13,751	4,380	3,448	3,144	2,779	15,898	4,478	4,166	3,442	3,812	19,907

	$1,735,030	$569,579	$505,356	$353,434	$306,661	$1,193,962	$425,160	$318,687	$236,530	$213,585	$751,128

SEGMENT PROFIT (LOSS):
Machinery	$111,974	$63,786	$51,995	$9,533	$(13,340)	$70,844	$27,520	$25,190	$11,541	$6,593	$25,513
Equipment services	72,878	19,533	17,867	19,711	15,767	59,760	20,725	15,158	12,809	11,068	27,119
Access Financial Solutions	4,420	2,303	1,211	712	194	1,695	990	694	(273)	284	3,990
General corporate expenses	(75,407)	(27,103)	(21,254)	(13,801)	(13,249)	(67,308)	(19,898)	(20,229)	(16,088)	(11,093)	(32,001)

Segment profit (loss)	113,865	58,519	49,819	16,155	(10,628)	64,991	29,337	20,813	7,989	6,852	24,621
Add: AFS’ interest expense	6,396	1,203	1,448	1,452	2,293	10,915	2,542	2,785	2,674	2,914	11,700

Operating Income (Loss)	$120,261	$59,722	$51,267	$17,607	$(8,335)	$75,906	$31,879	$23,598	$10,663	$9,766	$36,321

PRODUCT GROUP REVENUES
Aerial work platforms	$888,073	$313,962	$278,071	$171,517	$124,523	$562,056	$217,425	$146,017	$109,354	$89,260	$428,564
Telehandlers	511,766	157,948	141,660	92,490	119,668	358,865	117,510	99,439	69,908	72,008	117,475
Excavators	61,562	18,144	17,864	17,213	8,341	52,689	16,188	15,807	13,004	7,690	48,445
After-sales service and support, including parts sales, and used and reconditioned equipment sales	252,381	73,751	62,304	66,727	49,599	196,576	67,482	51,387	38,273	39,434	130,335
Financial products	11,915	2,826	3,373	3,056	2,660	15,203	4,172	3,913	3,442	3,676	19,184
Rentals	9,333	2,948	2,084	2,431	1,870	8,573	2,383	2,124	2,549	1,517	7,125

	$1,735,030	$569,579	$505,356	$353,434	$306,661	$1,193,962	$425,160	$318,687	$236,530	$213,585	$751,128

GEOGRAPHIC REVENUES
United States	$1,311,450	$437,066	$379,624	$256,027	$238,733	$923,696	$327,498	$246,985	$177,542	$171,671	$546,494
Europe	264,032	84,126	86,224	56,819	36,863	178,392	66,076	48,079	40,286	23,951	145,038
Other international	159,548	48,387	39,508	40,588	31,065	91,874	31,586	23,623	18,702	17,963	59,596

	$1,735,030	$569,579	$505,356	$353,434	$306,661	$1,193,962	$425,160	$318,687	$236,530	$213,585	$751,128

JLG Industries, Inc. — Page 10
JLG INDUSTRIES, INC.
EBITDA
QUARTERLY PERIODS
(in thousands)

	July 31,	May 1,	January 30,	October 31,	July 31,	April 25,	January 25,	October 26,	July 31,
	2005	2005	2005	2004	2004	2004	2004	2003	2003
Net income (loss)	$35,696	$22,722	$7,484	($8,729)	$15,271	$8,687	$2,158	$533	$5,672
Interest expense	6,326	8,554	8,322	8,996	9,274	9,400	9,548	9,876	9,645
Income tax provision (benefit)	21,716	15,022	4,347	(5,170)	8,748	4,890	1,297	297	(527)
Depreciation and amortization	7,365	7,488	6,958	7,088	5,070	7,359	6,766	6,486	4,591

EBITDA	$71,103	$53,786	$27,111	$2,185	$38,363	$30,336	$19,769	$17,192	$19,381

We monitor our EBITDA, which is a supplemental measure to GAAP that provides additional information concerning our leverage position and our historical ability to meet debt service and capital expenditure and working capital requirements. EBITDA also is an indicator of profitability, particularly in our capital-intensive industry. EBITDA reflects our earnings (loss) before interest, taxes and depreciation and amortization. EBITDA as presented differs from measures of EBITDA calculated for purposes of financial covenants in our note indentures and senior credit facilities.

JLG Industries, Inc. — Page 11
JLG INDUSTRIES, INC.
EBITDA AND EBITDA MARGINS
TRAILING TWELVE MONTH PERIODS
(in thousands)

	July 31,	May 1,	January 30,	October 31,	July 31,	April 25,	January 25,	October 26,	July 31,
	2005	2005	2005	2004	2004	2004	2004	2003	2003
Net income	$57,173	$36,748	$22,713	$17,387	$26,649	$17,050	$10,528	$12,596	$12,392
Interest expense	32,198	35,146	35,992	37,218	38,098	38,469	35,833	32,357	27,985
Income tax provision	35,915	22,947	12,815	9,765	15,232	5,957	2,085	2,777	2,635
Depreciation and amortization	28,899	26,604	26,475	26,283	25,681	25,202	22,774	21,155	19,937

EBITDA	$154,185	$121,445	$97,995	$90,653	$105,660	$86,678	$71,220	$68,885	$62,949

Revenues	$1,735,030	$1,590,611	$1,403,942	$1,287,038	$1,193,962	$1,002,360	$889,443	$804,226	$751,128

EBITDA Margin	8.9%	7.6%	7.0%	7.0%	8.8%	8.6%	8.0%	8.6%	8.4%

We monitor our EBITDA, which is a supplemental measure to GAAP that provides additional information concerning our leverage position and our historical ability to meet debt service and capital expenditure and working capital requirements. EBITDA also is an indicator of profitability, particularly in our capital-intensive industry. EBITDA reflects our earnings before interest, taxes and depreciation and amortization. EBITDA as presented differs from measures of EBITDA calculated for purposes of financial covenants in our note indentures and senior credit facilities.

JLG Industries, Inc. — Page 12
JLG INDUSTRIES, INC.
NET DEBT
(in thousands)

	July 31,	May 1,	January 30,	October 31,	July 31,	April 25,	January 25,	October 26,	July 31,
	2005	2005	2005	2004	2004	2004	2004	2003	2003
Revolving credit facilities	$—	$—	$—	$—	$—	$14,000	$—	$—	$—
$15 million cash management facility	—	—	1,944	—	—	13,129	—	567	—
$125 million senior notes	109,975	112,975	125,000	125,000	125,000	125,000	125,000	125,000	125,000
$175 million senior subordinated notes	113,750	113,750	175,000	175,000	175,000	175,000	175,000	175,000	175,000
Miscellaneous debt	4,859	5,014	5,128	5,219	5,236	5,321	15,465	15,554	1,983
Fair value of interest rate swaps	(5,909)	(6,378)	(6,120)	(6,492)	(8,814)	(8,296)	(6,795)	(8,065)	(12,347)
Gain on terminated interest rate swap	3,018	3,128	4,981	5,149	5,318	5,487	5,656	5,825	5,994

Bank debt and notes	225,693	228,489	305,933	303,876	301,740	329,641	314,326	313,881	295,630
Limited recourse debt from finance receivables monetizations *	63,658	70,586	77,601	85,733	121,794	135,453	150,283	153,541	164,940

Total balance sheet debt	289,351	299,075	383,534	389,609	423,534	465,094	464,609	467,422	460,570

Net present value of off-balance sheet rental fleet lease	—	656	755	1,012	1,070	1,524	2,026	2,341	2,341
Net present value of off-balance sheet production equipment leases	—	2,583	3,709	3,991	4,399	4,966	5,181	5,564	5,941

Total off-balance sheet financing	—	3,239	4,464	5,003	5,469	6,490	7,207	7,905	8,282

Total balance sheet debt and off-balance sheet financing	289,351	302,314	387,998	394,612	429,003	471,584	471,816	475,327	468,852
Less: cash, cash equivalents and marketable securities	223,597	172,480	24,305	66,498	37,656	12,945	18,125	11,288	132,809
Less: limited recourse debt from finance receivables monetizations	63,658	70,586	77,601	85,733	121,794	135,453	150,283	153,541	164,940

Net debt	$2,096	$59,248	$286,092	$242,381	$269,553	$323,186	$303,408	$310,498	$171,103

Shareholders’ Equity	$478,592	$436,238	$284,746	$276,780	$281,270	$264,018	$252,252	$248,911	$247,714

Net Debt-to-Net Debt plus Shareholders’ Equity	0%	12%	50%	47%	49%	55%	55%	56%	41%

Total Balance Sheet Debt-to-Total Balance Sheet Debt plus Shareholders’ Equity	38%	41%	57%	58%	60%	64%	65%	65%	65%

* Maximum loss exposure under loss pool agreements related to both finance receivable monetizations and third-party financing	$29,713	$28,179	$27,203	$26,068	$25,161	$23,757	$24,460	$23,380	$21,708

We monitor our net debt, which is a supplemental measure to GAAP that provides additional information concerning our leverage position and our historical ability to meet debt service and capital expenditure and working capital requirements. We define net debt as the sum of total balance sheet debt and other off-balance sheet financing, minus cash and limited recourse debt arising from our monetizations of customer finance receivables.

JLG Industries, Inc. — Page 13
JLG INDUSTRIES, INC.
FREE CASH FLOW
(in thousands)

	Fiscal Year		Quarter Ended			Fiscal Year		Quarter Ended			Fiscal Year
	Ended	July 31,	May 1,	January 30,	October 31,	Ended	July 31,	April 25,	January 25,	October 26,	Ended
	July 31, 2005	2005	2005	2005	2004	July 31, 2004	2004	2004	2004	2003	July 31, 2003
Net income (loss)	$57,173	$35,696	$22,722	$7,484	($8,729)	$26,649	$15,271	$8,687	$2,158	$533	$12,392
Adjustments to reconcile net income (loss) to cash flow from operating activities:
Non-cash items	25,122	(1,551)	12,405	5,570	8,698	30,555	(8,619)	12,303	15,118	11,753	21,278
Accounts receivable	(25,948)	(42,151)	(16,355)	(29,659)	62,217	(66,296)	18,059	(57,552)	(27,823)	1,020	(35,324)
Inventories	(15,268)	16,321	(3,463)	(11,758)	(16,368)	9,188	13,060	(14,053)	3,296	6,885	43,137
Other current assets	(12,553)	899	(14,132)	3,497	(2,817)	8,780	(158)	(14,211)	26,225	(3,076)	(15,960)
Accounts payable	60,423	5,868	54,834	(10,833)	10,554	33,207	11,982	31,428	24,751	(34,954)	(46,026)
Accrued expenses	43,176	37,436	21,320	(5,837)	(9,743)	4,726	21,424	10,696	(30,514)	3,120	3,254
Finance receivables	1,877	1,459	1,944	6,970	(8,496)	(6,112)	(6,756)	(2,181)	1,770	1,055	40,487
Other cash from operations	8,374	495	21,946	(12,920)	(1,147)	(11,090)	(4,408)	(1,921)	(862)	(3,899)	(3,295)
Purchases of property, plant and equipment	(15,443)	(9,134)	(1,342)	(2,072)	(2,895)	(12,387)	(3,522)	(2,435)	(2,619)	(3,811)	(10,806)
Proceeds from sale of property, plant and equipment	1,060	24	874	81	81	90	(127)	127	1	89	216
Purchases of equipment held for rental	(31,249)	(5,590)	(6,719)	(8,851)	(10,089)	(26,689)	(10,246)	(4,491)	(9,743)	(2,209)	(16,342)
Proceeds from sale of equipment held for rental	35,065	11,775	3,103	16,037	4,150	33,269	20,563	8,008	3,557	1,141	19,063
Cash portion of acquisitions	(105)	—	—	(105)	—	(109,557)	(14,186)	—	—	(95,371)	—
Other cash from investments	366	(35)	503	(56)	(46)	333	(27)	507	(101)	(46)	(689)
Payment of dividends	(925)	(257)	(224)	(224)	(220)	(871)	(219)	(218)	(218)	(216)	(859)
Net proceeds from issuance of common stock	119,421	(113)	119,534	—	—	—	—	—	—	—	—
Exercise of stock options	19,826	6,750	6,714	1,276	5,086	2,414	276	1,242	746	150	93
Effect of exchange rate changes on cash	(7,833)	(3,429)	92	(1,729)	(2,767)	258	(562)	362	(183)	641	1,852
Seller financing	—	—	—	—	—	(10,000)	—	—	—	(10,000)	—
Capital lease assumed in OmniQuip acquisition	—	—	—	—	—	(3,630)	—	—	—	(3,630)	—
Debt assumed in Delta acquisition	—	—	—	—	—	(103)	(103)	—	—	—	—
Other (1)	4,898	2,689	3,088	(582)	(297)	(1,184)	1,931	3,924	1,531	(8,570)	15,310

Free Cash Flow	$267,457	$57,152	$226,844	($43,711)	$27,172	($98,450)	$53,633	($19,778)	$7,090	($139,395)	$27,781

(1) Includes changes in other off-balance sheet debt.
In addition to measuring our cash flow generation and usage based upon the Statements of Cash Flows, we also measure our free cash flow. We define free cash flow as cash flow from operating activities, investing activities, payment of dividends, exercise of stock options, and the effect of exchange rate changes on cash less changes in accounts receivable securitization, limited recourse debt from finance receivables monetizations and off-balance sheet debt. Our measure of free cash flow may not be comparable to similarly titled measures being disclosed by other companies and is not a measure of financial performance that is in accordance with GAAP. We utilize free cash flow to explain the change in our net debt position from the prior period.

JLG Industries, Inc. — Page 14
JLG INDUSTRIES, INC.
STATEMENTS OF INCOME
(in thousands, except per share data)
(unaudited)

	CONSOLIDATED		EQUIPMENT OPERATIONS		FINANCIAL SERVICES
	JLG Industries, Inc. and		JLG Industries, Inc. with Access
	Consolidated Subsidiaries		Financial Solutions on the Equity Basis		Access Financial Solutions
	Fiscal Year Ended July 31,		Fiscal Year Ended July 31,		Fiscal Year Ended July 31,
	2005	2004	2005	2004	2005	2004
Revenues
Net sales	$1,713,782	$1,170,186	$1,713,782	$1,170,186	$—	$—
Financial products	11,915	15,203	—	—	11,915	15,203
Rentals	9,333	8,573	7,497	7,878	1,836	695

	1,735,030	1,193,962	1,721,279	1,178,064	13,751	15,898
Cost of sales	1,447,785	968,562	1,446,935	967,903	850	659

Gross profit	287,245	225,400	274,344	210,161	12,901	15,239
Selling and administrative expenses	142,383	128,465	140,298	125,836	2,085	2,629
Product development expenses	24,601	21,002	24,601	21,002	—	—
Restructuring charges	—	27	—	27	—	—

Income from operations	120,261	75,906	109,445	63,296	10,816	12,610
Other income (deductions):
Interest expense	(32,198)	(38,098)	(25,802)	(27,183)	(6,396)	(10,915)
Miscellaneous, net	5,025	4,073	5,025	4,073	—	—

Income before taxes	93,088	41,881	88,668	40,186	4,420	1,695
Income tax provision	35,915	15,232	34,209	14,615	1,706	617
Equity in income of Access Financial Solutions	—	—	2,714	1,078	—	—

Net income	$57,173	$26,649	$57,173	$26,649	$2,714	$1,078

Earnings per common share	$1.23	$.62

Earnings per common share — assuming dilution	$1.20	$.61

Cash dividends per share	$.02	$.02

Weighted average shares outstanding	46,529	42,860

Weighted average shares outstanding — assuming dilution	47,793	44,032

JLG Industries, Inc. — Page 15
JLG INDUSTRIES, INC.
BALANCE SHEETS
(in thousands, except per share data)
(unaudited)

	CONSOLIDATED		EQUIPMENT OPERATIONS		FINANCIAL SERVICES
	JLG Industries, Inc. and		JLG Industries, Inc. with Access
	Consolidated Subsidiaries		Financial Solutions on the Equity Basis		Access Financial Solutions
	July 31,		July 31,		July 31,
	2005	2004	2005	2004	2005	2004
ASSETS
Current assets
Cash and cash equivalents	$223,597	$37,656	$223,597	$37,656	$—	$—
Trade accounts and finance receivables — net	419,866	400,597	373,417	332,154	46,449	68,443
Inventories	169,097	154,405	169,097	154,405	—	—
Other current assets	56,739	41,058	56,739	41,058	—	—

Total current assets	869,299	633,716	822,850	565,273	46,449	68,443
Property, plant and equipment — net	85,855	91,504	85,698	91,504	157	—
Equipment held for rental — net	22,570	21,190	22,259	19,404	311	1,786
Finance receivables, less current portion	30,354	33,747	—	—	30,354	33,747
Pledged receivables, less current portion	33,649	86,559	—	—	33,649	86,559
Goodwill	61,641	62,885	61,641	62,885	—	—
Intangible assets — net	32,086	35,240	32,086	35,240	—	—
Investment in Access Financial Solutions	—	—	40,485	37,771	—	—
Receivable from Access Financial Solutions	—	—	5,868	31,398	—	—
Other assets	68,143	62,603	68,009	61,955	134	648

	$1,203,597	$1,027,444	$1,138,896	$905,430	$111,054	$191,183

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Short-term debt and current portion of long-term debt	$1,496	$1,729	$1,496	$1,729	$—	$—
Current portion of limited recourse debt from finance receivables monetizations	29,642	32,585	—	—	29,642	32,585
Accounts payable	200,323	139,990	200,323	139,990	—	—
Accrued expenses	148,651	118,860	148,615	118,652	36	208

Total current liabilities	380,112	293,164	350,434	260,371	29,678	32,793
Long-term debt, less current portion	224,197	300,011	224,197	300,011	—	—
Limited recourse debt from finance receivables monetizations, less current portion	34,016	89,209	—	—	34,016	89,209
Payable to JLG Industries, Inc.	—	—	—	—	5,868	31,398
Accrued post-retirement benefits	31,113	29,666	31,113	29,666	—	—
Other long-term liabilities	27,223	20,542	27,223	20,542	—	—
Provisions for contingencies	28,334	13,582	27,327	13,570	1,007	12
Shareholders’ equity
Capital stock:
Authorized shares: 100,000 at $.20 par value Issued and outstanding shares: 51,645 shares; fiscal 2004 — 43,903 shares	10,329	8,781	10,329	8,781	30,000	30,000
Additional paid-in capital	180,696	29,571	180,696	29,571	—	—
Retained earnings	310,516	254,268	310,516	254,268	10,485	7,771
Unearned compensation	(7,397)	(5,333)	(7,397)	(5,333)	—	—
Accumulated other comprehensive loss	(15,552)	(6,017)	(15,552)	(6,017)	—	—

Total shareholders’ equity	478,592	281,270	478,592	281,270	40,485	37,771

	$1,203,587	$1,027,444	$1,138,886	$905,430	$111,054	$191,183

JLG Industries, Inc. — Page 16
JLG INDUSTRIES, INC.
STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	CONSOLIDATED		EQUIPMENT OPERATIONS		FINANCIAL SERVICES
	JLG Industries, Inc. and		JLG Industries, Inc. with Access
	Consolidated Subsidiaries		Financial Solutions on the Equity Basis		Access Financial Solutions
	Fiscal Year Ended July 31,		Fiscal Year Ended July 31,		Fiscal Year Ended July 31,
	2005	2004	2005	2004	2005	2004
Operations
Net income	$57,173	$26,649	$57,173	$26,649	$2,714	$1,078
Adjustments to reconcile net income to cash flow from operating activities:
(Gain) loss on sale of property, plant and equipment	948	319	948	319	—	—
(Gain) loss on sale of equipment held for rental	(11,711)	(12,451)	(11,711)	(12,454)	—	3
Non-cash charges and credits:
Depreciation and amortization	28,899	25,681	28,011	25,022	888	659
Other	6,986	17,006	7,503	16,425	(517)	581
Changes in selected working capital items:
Accounts receivable	(25,948)	(66,296)	(45,612)	(75,950)	19,664	9,654
Inventories	(15,268)	9,188	(15,268)	9,188	—	—
Accounts payable	60,423	33,207	60,423	33,207	—	—
Other operating assets and liabilities	30,623	13,506	30,795	13,635	(172)	(129)
Changes in finance receivables	1,877	(6,112)	—	—	1,877	(6,112)
Changes in pledged finance receivables	36	(14,866)	—	—	36	(14,866)
Changes in other assets and liabilities	8,374	(11,090)	7,129	(11,161)	1,245	71

Cash flow from operating activities	142,412	14,741	119,391	24,880	25,735	(9,061)

Investments
Purchases of property, plant and equipment	(15,443)	(12,387)	(15,248)	(12,387)	(195)	—
Proceeds from the sale of property, plant and equipment	1,060	90	1,060	90	—	—
Purchases of equipment held for rental	(31,249)	(26,689)	(31,236)	(26,437)	(13)	(252)
Proceeds from the sale of equipment held for rental	35,065	33,269	35,065	33,269	—	—
Purchases of held-to-maturity securities	(224,987)	—	(224,987)	—	—	—
Maturities of held-to-maturity securities	224,987	—	224,987	—	—	—
Cash portion of acquisitions	(105)	(109,557)	(105)	(109,557)	—	—
Investment in income of Access Financial Solutions	—	—	(2,714)	(1,078)	—	—
Other	366	333	366	333	—	—

Cash flow from investing activities	(10,306)	(114,941)	(12,812)	(115,767)	(208)	(252)

Financing
Net (decrease) increase in short-term debt	(6)	27	(6)	27	—	—
Issuance of long-term debt	156,018	351,999	156,018	351,999	—	—
Repayment of long-term debt	(232,666)	(362,506)	(232,666)	(362,506)	—	—
Issuance of limited recourse debt	—	13,979	—	—	—	13,979
Repayment of limited recourse debt	—	(253)	—	—	—	(253)
Change in receivable from Access Financial Solutions	—	—	25,530	4,264	—	—
Change in payable to JLG Industries, Inc.	—	—	—	—	(25,530)	(4,264)
Net proceeds from issuance of common stock	119,421	—	119,421	—	—	—
Payment of dividends	(925)	(871)	(925)	(871)	—	—
Exercise of stock options	19,826	2,414	19,826	2,414	—	—

Cash flow from financing activities	61,668	4,789	87,198	(4,673)	(25,530)	9,462

Currency Adjustments
Effect of exchange rate changes on cash	(7,833)	258	(7,836)	407	3	(149)

Cash and Cash Equivalents
Net change in cash and cash equivalents	185,941	(95,153)	185,941	(95,153)	—	—
Beginning balance	37,656	132,809	37,656	132,809	—	—

Ending balance	$223,597	$37,656	$223,597	$37,656	$—	$—

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